SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  January 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trusee, and The Chase Manhattan Bank, as Certificate Administrator. On January 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein


     Date:  February 1, 2002          By: /s/ Karen Schluter
                                      -------------------------------------
                                        Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         January 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  January 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               January 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                        ENDING
                    FACE         PRINCIPAL                                                                       PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL            INTEREST                TOTAL                BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F        43,000,000.00      23,692,485.03   1,995,549.96     112,144.43     2,107,694.39      0.00       0.00       21,696,935.07
A2F        14,500,000.00      14,500,000.00           0.00      73,442.50        73,442.50      0.00       0.00       14,500,000.00
A3F        13,495,000.00      13,495,000.00           0.00      76,437.93        76,437.93      0.00       0.00       13,495,000.00
A1A       119,800,000.00      92,705,430.72   2,658,122.43     172,277.59     2,830,400.02      0.00       0.00       90,047,308.29
M1         11,093,000.00      11,093,000.00           0.00      67,223.58        67,223.58      0.00       0.00       11,093,000.00
M2          7,536,000.00       7,536,000.00           0.00      48,042.00        48,042.00      0.00       0.00        7,536,000.00
B1          6,241,000.00       6,241,000.00           0.00      47,223.57        47,223.57      0.00       0.00        6,241,000.00
B2          3,972,000.00       3,972,000.00           0.00      30,054.80        30,054.80      0.00       0.00        3,972,000.00
N          12,400,000.00       5,757,717.43     663,314.10      56,377.65       719,691.75      0.00       0.00        5,094,403.33
R                   0.00               0.00           0.00           0.00             0.00      0.00       0.00                0.00
TOTALS    232,037,000.00     178,992,633.18   5,316,986.49     683,224.05     6,000,210.54      0.00       0.00      173,675,646.69

X         221,568,472.13     175,453,464.03           0.00           0.00             0.00      0.00       0.00      170,799,791.64
-----------------------------------------------------------------------------------------  -------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                  CURRENT
                       BEGINNING                                                       ENIDNG                           PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS           RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F    12489WCW2       550.98802395   46.40813860     2.60801000      49.01614860      504.57988535       A1F          5.680000 %
A2F    12489WCX0     1,000.00000000    0.00000000     5.06500000       5.06500000    1,000.00000000       A2F          6.078000 %
A3F    12489WCY8     1,000.00000000    0.00000000     5.66416673       5.66416673    1,000.00000000       A3F          6.797000 %
A1A    12489WCZ5       773.83498097   22.18800025     1.43804332      23.62604357      751.64698072       A1A          2.230000 %
M1     12489WDA9     1,000.00000000    0.00000000     6.06000000       6.06000000    1,000.00000000       M1           7.272000 %
M2     12489WDB7     1,000.00000000    0.00000000     6.37500000       6.37500000    1,000.00000000       M2           7.650000 %
B1     12489WDC5     1,000.00000000    0.00000000     7.56666720       7.56666720    1,000.00000000       B1           9.080000 %
B2     12489WDD3     1,000.00000000    0.00000000     7.56666667       7.56666667    1,000.00000000       B2           9.080000 %
N                      464.33205081   53.49307258     4.54658468      58.03965726      410.83897823       N           11.750000 %
TOTALS                 771.39694609   22.91439077     2.94446166      25.85885242      748.48255533

X                      791.87017152    0.00000000     0.00000000       0.00000000      770.86685663       X            0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
               JPMorgan Chase Bank  - Structured Finance Services
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   January 25, 2002



Sec. 4.06(iii) O/C Amount                                                           2,218,548.28
Sec. 4.06(iii) Targeted O/C Amount                                                  2,218,548.28
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00

Sec. 4.06(iii) Monthly Excess Interest                                                724,975.25
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        724,975.25
Sec. 4.06(iii) Extra Principal Distribution Amount                                     62,883.82

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            72,347.02
Sec. 4.06(iv) PMI Premium                                                              65,222.42
Sec. 4.06(iv) Special Servicing Fee Accrued                                            38,100.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               38,100.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              80,606,998.46
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                              90,192,793.18

Sec. 4.06(vii) Total Beginning Number of Loans                                          1,987.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,139.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                          848.00

Sec. 4.06(vii) Total Ending Number of Loans                                             1,940.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,117.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                       823.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.32%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                      9.99%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.61%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  260.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  334.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                1 Month             86            6,528,491.92                  8.10 %
                2 Month             45            3,542,152.31                  4.39 %
                3 Month            130            9,443,583.17                 11.72 %
                Total              261           19,514,227.40                 24.21 %


                                       Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month             71            7,581,803.27                  8.41 %
                2 Month             31            3,306,548.51                  3.67 %
                3 Month            103           10,042,413.73                 11.13 %
                 Total             205           20,930,765.51                 23.21 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month            157           14,110,295.19                  8.26 %
                2 Month             76            6,848,700.82                  4.01 %
                3 Month            233           19,485,996.90                 11.41 %
                 Total             466           40,444,992.91                 23.68 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


                                      -7-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               January 25, 2002



Sec. 4.03(viii)Loans in Foreclosures

                                           Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  48              3,634,212.54                 4.51 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  37              4,203,372.12                 4.66 %

                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  85              7,837,584.66                 4.59 %




Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  54              3,963,850.52                 4.92 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  42              3,567,844.61                 3.96 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                  96              7,531,695.13                 4.41 %


Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  12                788,338.10                 0.98 %



                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   9                902,963.33                 1.00 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                             -------------------------------------------------------
                                  21              1,691,301.43                 0.99 %





                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               January 25, 2002



Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1                                            788,338.10
Sec. 4.06(viii) REO Book Value Group 2                                            902,963.33

Sec. 4.06(x) Reperforming Loans                                                        67.00
Sec. 4.06(x) Reperforming Loan Balances                                         5,698,388.44

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   1,894,179.83
Principal Prepayments Group 2                                                   2,604,312.49

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       95,700.32

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                        30,072.96
Current Realized Losses Incurred in Group 2                                        32,810.86

Cummulative Realized Losses Incurred in Group 1                                   224,959.13
Cummulative Realized Losses Incurred in Group 2                                    57,992.24

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest
        Class A1A Unpaid Interest Shortfall                                             0.00
        Class A1F Unpaid Interest Shortfall                                             0.00
        Class A2F Unpaid Interest Shortfall                                             0.00
        Class A3F Unpaid Interest Shortfall                                             0.00
        Class M1 Unpaid Interest Shortfall                                              0.00
        Class M2 Unpaid Interest Shortfall                                              0.00
        Class B1  Unpaid Interest Shortfall                                             0.00
        Class B2  Unpaid Interest Shortfall                                             0.00
        Class N Unpaid Interest Shortfall                                               0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,462.11

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                 10.1583%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         5,944,072.33
        Interest Remittance Amount                                              1,353,283.76
        Principal Remittance Amount                                             4,590,788.57

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00


                                      -9-

